Supplement Dated September 2, 2008

to the

Prospectus

and Statement of Additional Information

Dated February 20, 2008

for

Legg Mason Partners Income Trust

Legg Mason Partners Inflation Management Fund

(the “Fund”)

Effective September 2, 2008, the following information is added to the “Manager and subadvisers” portion of the “Management” section of the Prospectus:

The Board of Trustees of the Fund recently approved Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) as subadvisers to the Portfolio, under additional sub-advisory agreements between Western Asset Management Company (“Western Asset”) and Western Singapore, and Western Asset and Western Japan.

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. As of June 30, 2008, Western Singapore’s total assets under management were approximately $1.7 billion. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. As of June 30, 2008, Western Japan’s total assets under management were approximately $57.6 billion.

The Western Singapore and Western Japan offices are responsible, generally, for managing Asian (ex Japan) and Japanese fixed-income mandates, respectively, including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. They undertake all investment-related activities including investment management, research and analysis, securities settlement, and client services.

Western Singapore and Western Japan will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. The Fund’s current management fee remains unchanged. Western Asset, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Effective September 2, 2008, the name of the Fund is Legg Mason Partners Global Inflation Management Fund. The Fund’s current investment objective, strategies and management remain unchanged.

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